Second Quarter 2004 Investor Presentation July 29, 2004

Forward-looking Statements and Risk Factors

This presentation, like many written and oral communications presented by the Company and its authorized officers, may contain certain forward-looking statements regarding its prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its plans and strategies, including the recent deleveraging of its balance sheet and extension of its liabilities, is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in general economic conditions; changes in interest rates, deposit flows, loan demand, real estate values, competition, and demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services. Specific factors that could cause future results to vary from current management expectations are detailed from time to time in the Company’s SEC filings, which are available at the Company’s web site, www.myNYCB.com.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Investment Features

We have a successful business model built on our fundamental strengths.

A leading financial institution in the Metro New York market A great lending niche Exceptional asset quality Solid funding sources A highly efficient operation A record of successful merger transactions The capacity to grow earnings and capital

Market Leader

We are a leading lender, depository, and revenue producer in the NY metro region.

The leading producer of multi-family loans in New York City, with a portfolio of $8.5 billion at 6/30/04 (a)

The second largest thrift depository in the New York metro region, with 141 locations and deposits of $10.0 billion (a)(b)

The leading supermarket banking franchise in the New York metro region, with 52 in-store branches (a)

Ranked within the top 3% of U.S. thrifts generating income from investment product sales (c)

(a) SNL DataSource

(b) NY metro region includes Queens, Kings, Richmond, Nassau, and Suffolk counties. (c) Singer’s Annuity and Funds Report

Multi-family Loans: Key Features

Our lending niche is highly profitable, efficient, and resilient.

Lending niche: rent-controlled and -stabilized buildings in NYC

5-year fixed / 5-year adjustable rates

Pre-payment penalties: 5-4-3-2-1 points in years 1 through 5

Loan structure enhances term yields

Approximately 86% of loans refinance with the Bank within 4 years

No losses in 2 decades

Multi-family Loans: Key Statistics

We are the leading producer of multi-family loans in New York City.

(in millions)

Multi-family Loan Portfolio

339% $1,946 $3,255 $4,494 $7,369 $8,536

12/31/00

12/31/01

12/31/02

12/31/03

6/30/04

At 6/30/04

Average principal balance: $2.7 million

Average loan-to-value: 59.0%

Expected weighted average life: 3.8 years

1H 2004 originations: $2.2 billion

Asset Quality: Key Statistics

Our loan portfolio is structured to reduce credit risk.

39 consecutive quarters without any net charge-offs against the loan loss allowance NPLs = 0.19% of loans, net, at 6/30/04 NPAs = 0.14% of total assets at 6/30/04 Excluding an $11.0 million loan that is under contract for sale in 3Q 2004, NPAs = 0.09% of total assets; no loss is expected on the loan No losses on local-market multi-family loans in 2 decades No losses on residential unit subdivision construction loans in 10+ years Allowance for loan losses = 348.62% of NPLs and 0.66% of loans, net

Funding: Key Statistics

We are the second largest thrift depository in our market. (a)

Core deposits = 62% of total deposits

Average deposits per traditional branch:

$106 million (b)

Number of account relationships: 891,000

Market share in core markets:

Nassau County:

#2 thrift, #4 bank

Queens County:

#2 thrift, #5 bank

Richmond County:

#2 thrift, #2 bank

Core Deposits

(in millions)

347% $5,967 $6,177 $3,307 $3,043 $1,383

12/31/00

12/31/01

12/31/02

12/31/03

6/30/04

(a) Queens, Kings, Richmond, Nassau, and Suffolk Counties. (b) Excludes four recent de novo branches.

Funding: Growth Strategy

We are transitioning from a wholesale to a retail funding strategy.

(in millions)

$9,924 $10,016

6/30/04

Wholesale Borrowings

Deposits

2Q 2004

Reduced wholesale borrowings by $5.1 billion Initiated gift campaign

3Q 2004

Established regional manager structure Initiated incentive-based campaign Brought deposit rates in line with market

Funding: Our Branch Network

Our footprint has expanded from 14 to 141 branches since November 2000.

Division

Market Served

Traditional Branches

In-store Branches

Total

Queens 25 8 33 Long Island 33 27 61(a) Staten Island 17 5 23(b) Brooklyn 4 5 9 Westchester & Other NYC - 6 6 Hudson County, NJ 4 - 4

Essex & Union Counties, NJ 4 1 5

87	52 141 (a)(b)

(a) Includes one traditional branch in the Bronx. (b) Includes a customer convenience center.

Funding: Cash Flows

Cash flows from securities will be redeployed into loan production in 1H 2004 & 2005.

(in millions)

1H 2004

Projected 2H 2004

Projected 2005

Interest Rate Scenario:

Flat $1,931 $950 $1,330 + 200 bp $1,931 $800 $ 950

Efficiency

Efficiency is a key component of our financial performance.

Efficiency Ratio

Sources of Efficiency

Emphasis on multi-family lending Above-average deposits per traditional branch Franchise expansion through M & A Cost-effective de novo branch expansion Hub & spoke approach to in-store branching Profitable third-party alliances

2000

2001

2002

2003

1H 2004

U.S. Thrifts

NYB

65.72% 65.21% 63.26% 65.10% 68.42%(a) 30.20%(b) 30.50%(b) 25.32% 23.59%(b) 18.31%(c)

(a) 1Q 2004 SNL industry data. 1H 2004 industry data not yet available. (b) Core efficiency ratio.

(c) Excludes a $157.2 million repositioning charge in 2Q 2004.

Successful Merger Transactions: Key Features

We have a solid record of successful merger transactions.

Merger Transactions:

Acquired Haven Bancorp (HAVN) on 11/30/00 Merged with Richmond County Financial Corp. (RCBK) on 7/31/01 Merged with Roslyn Bancorp (RSLN) on 10/31/03

Features:

Mergers completed within 4-5 months of announcement Systems integrated within 3 months of completion Immediately accretive to earnings Post-merger balance sheet restructuring enhanced quality of assets and earnings

Earnings Capacity: Historical Earnings

From 1998 to 2003, the Company grew its core earnings 1,087%. (a)

(in thousands)

1,087% $319,695

92% $267,657 $229,230 $121,312 $26,944 $30,164 $31,822 $139,120

1998

1999

2000

2001

2002

2003

1H 2003

1H 2004(b)

(a) Please see reconciliation of core earnings to GAAP earnings on page 23.

(b) Excludes an after-tax repositioning charge of $94.9 million or $0.35 per diluted share in 2Q 2004.

Please see reconciliation to GAAP earnings on page 23.

Appendix

Assets

We have better positioned our balance sheet for future interest rate increases.

(in millions)

Total Assets at 6/30/04 $24,088

Loans:

Multi-family $ 8,536 Commercial real estate 1,859 Construction 753 1-4 Family & Other 729 Total Loans $11,877 Securities: Available-for-sale $ 3,934 Held-to-maturity 4,530 Total Securities $ 8,464

Multi-family Loans

Held-to-Maturity Securities

Available-for-Sale Securities

Commercial Real Estate Loans

1-4 Family & Other Loans

Construction Loans

Loan Production

Multi-family loans represented 70% of total loan originations in 1H 2004.

(in millions)

Loan Originations:

Multi-family $ 2,213 Commercial real estate 569 Construction 260 1-4 Family 88 Other 38 Total Loan Originations $3,168

Commercial Real Estate Loans

Construction Loans

Multi-family Loans

Other Loans

1-4 Family Loans

Investment Securities

Mortgage-backed and -related securities represented 73% of total securities at 6/30/04.

(dollars in millions)

At June 30, 2004

Debt & Equity Securities Held to Maturity

Mortgage-backed and -related Securities Held to Maturity

Mortgage-backed and -related Securities Available for Sale

Debt & Equity Securities Available for Sale

Carrying Value

Estimated Book Yield

Total available for sale $3,934 4.55%

Total held to maturity $4,530 5.46%

Available-for-Sale Securities

The estimated average life of the available-for-sale portfolio was 4.29 years at 6/30/04.

(dollars in thousands)

At June 30, 2004

Carrying Value

Estimated Book Yield

Estimated Avg. Life

(in years)

Available-for-sale mortgage-backed and -related securities:

Mortgage-backed securities $1,660,003 4.38% 5.36 Private label CMOs 1,299,158 4.61 3.19 Agency CMOs 641,591 4.29 3.77 Total available-for-sale mortgage-backed and -related securities $3,600,752 4.45% 4.29

Liabilities

Core deposits represented 62% of total deposits at 6/30/04.

(in millions)

Non-interest Bearing

Core Deposits

Savings

CDs

Collateralized Wholesale Borrowings

NOW & MMA

Other Borrowings

Junior Subordinated Debt

Deposits:

NOW & MMA $ 2,594 Savings 2,846 CDs 3,839 Non-interest-bearing 737 Total Deposits $10,016 Borrowed Funds: Collateralized wholesale $ 9,924 Junior subordinated debt 443 Other borrowings 364 Total Borrowed Funds $10,731

Interest Rate Risk Profile

We have significantly improved our interest rate risk profile.

At June 30, 2004

Interest Rate Sensitivity Gap:

1-year Gap: 0.20% 3-year Gap: 6.40% 5-year Gap: 18.15%

Net Interest Income Simulation (a):

+200 basis points over 12 months: (2.44)% -200 basis points over 12 months: 0.03%

(a) In addition to a flattening yield curve, the Company’s projected 2005 diluted earnings per share already assume a 200-basis point increase in interest rates over the next 12 months.

1H 2004 Earnings

Excluding a repositioning charge, we generated diluted EPS of $0.99 in 1H 2004.

(dollars in thousands)

Earnings Excluding

1H 2004

Repositioning Charge:

Net interest income $448,743 Other operating income 68,462 Non-interest expense 100,418 Income tax expense 149,130 Net income $267,657 Additional contributions to tangible stockholders’ equity 38,913 Cash earnings (b) $306,570

Profitability Measures (a) (b)

1H 2004

Diluted EPS $0.99 Diluted Cash EPS 1.13 ROA 2.04% Cash ROA 2.34 ROE 16.63 Cash ROE 19.04 Efficiency ratio 18.31 Cash efficiency ratio 17.28

(a) Excludes an after-tax repositioning charge of $94.9 million or $0.35 per diluted share in 2Q 2004. (b) Please see reconciliation of non-GAAP and GAAP earnings on pages 23 and 24.

Reconciliation of GAAP and Non-GAAP Measures

The following table presents a reconciliation of the Company’s core earnings and GAAP earnings for the twelve months ended December 31, 1999, 2000, 2001, and 2003. There is no reconciliation presented for 1998 or 2002 as the Company’s core and GAAP earnings were identical during those years.

For the Years Ended December 31,

2003 2001 2000 1999

(in thousands, except per share data)

Net income $323,371 $104,467 $24,477 $31,664 Adjustments to net income: Gain on sales of Bank-owned property (37,613) (1,500) (13,500) —Curtailment gain — — — (1,600) Early retirement charge — — — 735 Merger-related expenses 20,423 22,800 24,800 —Income tax expense adjustment — 3,000 — —Total adjustments to net income (17,190) 24,300 11,300 (865) Income tax expense (benefit) on adjustments 13,514 (7,455) (3,955) (635) Core earnings $319,695 $121,312 $31,822 $30,164 Basic core earnings per share $1.68 $0.89 $0.42 $0.41 Diluted core earnings per share $1.63 $0.87 $0.41 $0.40

The following table presents the Company’s 1H 2004 earnings both including and excluding the 2Q 2004 charge that was recorded in connection with the repositioning of its balance sheet.

For the Six Months Ended June 30, 2004

(in thousands, except per share data)

Net income $172,778 Adjustments to net income: Repositioning charge 157,215 Income tax benefit (62,336) Net income excluding repositioning charge $267,657 Basic earnings per share $1.03 Diluted earnings per share $0.99

Reconciliation of GAAP and Non-GAAP Measures

The following table presents a reconciliation of the Company’s cash and GAAP earnings for the six months ended June 30, 2004. Cash earnings data is shown both with and without the second quarter 2004 repositioning charge.

For the Six Months Ended June 30, 2004

(in thousands, except per share data)

Net income $172,778 Additional contributions to tangible stockholders’ equity: Amortization and appreciation of shares held in stock-related benefit plan 5,331 Associated tax benefits 25,531 Dividends on unallocated ESOP shares 2,331 Amortization of core deposit intangibles 5,720 Total additional contributions to tangible stockholders’ equity 38,913 Cash earnings $211,691 Adjustments to cash earnings: Net loss on sales of securities relating to balance sheet repositioning 157,215 Income tax benefit on adjustment (62,336) Cash earnings excluding charge $306,570 Basic cash earnings per share $1.18 Diluted cash earnings per share $1.13

For More Information:

The Company trades on the NYSE under the symbol “NYB”.

Log onto our web site: www.myNYCB.com

E-mail requests to: ir@myNYCB.com

Call Investor Relations at: (516) 683-4420

Write to: New York Community Bancorp, Inc.

615 Merrick Avenue Westbury, NY 11590

7/29/04